EXHIBIT 24.01

                       POWERS OF ATTORNEY

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, Harold E. Thomas, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission on or before March 28, 1997, and

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1997.


                                   /s/ Harold E. Thomas
                                   ___________________________
                                   Harold E. Thomas
STATE OF IDAHO

County of Ada

          On this 13th day of February, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared Harold E. Thomas, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, Robert B. Findlay, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission on or before March 28, 1997, and

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1997.


                                   /s/ Robert B. Findlay
                                   ___________________________
                                   Robert B. Findlay
STATE OF IDAHO

County of Ada

          On this 13th day of February, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert B. Findlay, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, Joyce A. Godwin, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of July, 1997.



                                   /s/ Joyce A. Godwin
                                   ___________________________

STATE OF IDAHO

County of Ada

          On this 16th day of July, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared Joyce A. Godwin, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, J.L. Scott, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission on or before March 28, 1997, and

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1997.


                                   /s/ J.L. Scott
                                   ___________________________
                                   J.L. Scott

STATE OF IDAHO

County of Ada

          On this 13th day of February, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared J.L. Scott, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, Jerre L. Stead, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission on or before March 28, 1997, and

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1997.


                                   /s/ Jerre L. Stead
                                   ___________________________
                                   Jerre L. Stead
STATE OF IDAHO

County of Ada

          On this 13th day of February, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared Jerre L. Stead, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, Arthur L. Troutner, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission on or before March 28, 1997, and

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1997.


                                   /s/ Arthur L. Troutner
                                   ___________________________
                                   Arthur L. Troutner

STATE OF IDAHO

County of Ada

          On this 13th day of February, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared Arthur L. Troutner, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, Steven C. Wheelwright, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission on or before March 28, 1997, and

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1997.


                                   /s/ Steven C. Wheelwright
                                   ___________________________
                                   Steven C. Wheelright

STATE OF IDAHO

County of Ada

          On this 13th day of February, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared Steven C. Wheelwright, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID

                    SPECIAL POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That I, William J. White, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

          - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 28, 1996 to be filed with the Securities and Exchange Commission on or before March 28, 1997, and

          -    For the special purpose of signing all such Forms
               S-8 as the Company may be required to file pursuant to SEC regulations and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

          I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1997.


                                   /s/ William J. White
                                   ___________________________
                                   William J. White

STATE OF IDAHO

County of Ada

          On this 13th day of February, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared William J. White, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that [s]he executed the same.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                         /s/ Patricia K. Stiburek
                         -----------------------------
                         Notary Public for the State of Idaho
                         Residing at Boise, ID